Moving forward Separation of Materials Technologies Versum Materials – Form 10 Highlights December 2015 Create Shareholder Value Exhibit 99.1

Moving forward
This presentation and materials Air Products and Versum have filed or will file with the SEC contain, or will contain, certain statements regarding business strategies, market potential, future financial performance, future action, results and other matters which are “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended
(the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  The words “believe,” “expect,” “anticipate,”
“project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,”
“would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made.  Additionally, forward-looking statements include, but are not limited to:  statements about business strategies and outlook for Versum, expectations
as
to
Versum’s
future
sales,
estimates
regarding
Versum’s
capital
requirements
and
needs
for
additional
financing,
estimates
of
Versum’s
expenses,
future
revenues
and
profitability,
and
estimates
of
the
size
of
the
market
for
Versum’s
products, and estimates of the success of other competing technologies that may become available.  Actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors not anticipated by management, including, without limitation, weakening of global or regional economic conditions; future financial and operating performance of major customers; unanticipated contract terminations or customer cancellations of sales; the impact of competitive products and pricing; unexpected changes in raw material
supply
and
markets;
Versum’s
failure
to
successfully
develop
and
market
new
products
and
optimally
manage
product life cycles; Versum’s
inability to protect and enforce its intellectual property rights; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disaster; increased competition; changes in relationships with our significant customers and suppliers; unanticipated business disruptions; our ability to predict, identify and interpret changes in consumer preferences and demand; uncertainty regarding the availability of financing to us in the future and the terms of such financing; disruptions in our information technology networks and systems; unexpected safety or manufacturing issues; costs and outcomes of litigation or regulatory investigations; the impact of management and organizational changes, the success of cost reduction efforts; the timing, impact, and other uncertainties of future acquisitions or divestitures; significant fluctuations in interest rates and foreign currencies from that currently anticipated;
the impact of changes in environmental, and tax or other legislation and regulations in jurisdictions in which Versum and its affiliates operate.  Air Products and Versum disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this document to reflect an change in assumptions, beliefs or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based, except as required by applicable law.
Versum
Materials, LLC filed an initial Form 10 registration statement with the United States Securities and Exchange
Commission on December 18, 2015. The Form 10 is not yet effective and, as is customary, will be updated to provide additional information regarding capital structure, pro forma unaudited results and other matters as they become available.
2
Forward-looking statements

Moving forward
•
Decision to separate is strategic: allows the industrial gases and materials businesses to leverage their respective critical competencies and enhance competitive position
-
Creates two leading, focused public companies
-
Enables shareholders to value industrial gases and materials businesses independently
•
Distribute all shares of Versum Materials to our shareholders, intended to be tax-free to Air Products U.S. shareholders
•
Targeted completion by Sept 2016, subject to typical
regulatory approvals
•
Opportunity for both companies to further optimize cost
structure and balance sheet post-separation
3
Air Products intends to separate our
Materials Technologies business (Versum
Materials*)
through a tax-free spin-off
* Versum
Materials
was
formed
to
hold
the
Materials
Technologies
business and certain other former businesses and activities of Air
Products

Moving forward
•
Air Products expects to manage its balance sheet to maintain its current targeted A/A2 rating
-
Transaction is expected to create approximately $1.5 billion of additional capital deployment capacity for Air Products
•
Versum Materials will be well-capitalized consistent with target
BB/Ba rating
•
Dividend from both companies in total is expected to equal that of Air Products at separation
4
Tailored capital structures with
financial flexibility to drive value creation

Moving forward
5
Air
Products
–
Industrial
Gases
Versum
Materials
Distinct
Business
Model –
Separate
Value
Creation
Strategies
Business
Orientation
•
Gases
•
Engineered solutions
•
Density-driven
•
Specialty Materials
•
Innovation solutions
•
Value-added
Geography
•
Local business with global presence
•
Global business; integrated value chain
Capital Intensity
•
High
•
Low
R&D Spend
•
Low
•
High
Portfolio
Breadth
•
Narrow
•
Broad
Value Focus
•
Distribution
•
End-use performance
Tailored Capital Structure
•
Focus each company’s financial resources solely on core operations while retaining financial flexibility
•
Investment
grade, A/A2 rating required
•
Target BB/Ba rating
Acquisition
Criteria
•
Share/density enhancement in local markets
•
Product/technology
enhancements
Unique
Investment Theses
•
One of the largest industrial gas companies
globally
•
Organic
growth
driven
by
megatrends
–
energy,
environment and emerging markets
•
Drive cash flow improvement through cost
structure and productivity enhancements
•
Best-in-class
Specialty Materials
company with
significant
free cash flow generation
•
Organic growth driven by product innovation and
end-use market penetration
•
Opportunity to drive growth through synergistic
bolt-on acquisitions
Management
•
Improves
alignment of management and employees incentives with distinct growth and profitability metrics
•
Allows management focus on unique opportunities and respective critical competencies
Enhanced visibility:  enable shareholders to value the two businesses independently
Strategic rationale for separation
Creates two focused, best-in-class public companies with distinct business models, capital requirements and growth profiles

Target Credit Rating
Sales
Revenue by
Geography
Adjusted EBITDA /
Margin*
Operating Income /
Margin*
Creation of two companies
with strong financial profiles
6
Current
Air Products
Materials
Technologies
Americas
48%
Asia
28%
Europe
24%
$9,895
$2,975
30.1%
$1,884
19.0%
A/A2
•
MT
Segment
-
as
reported
within
APD
•
*non-GAAP
measures
-
see
appendix
for
reconciliation.
Americas
40%
Asia
43%
Europe
17%
$2,087
$572
27.4%
$477
22.8%
BB/Ba
Air Products,
ex MT
$7,808
$2,403
30.8%
$1,407
18.0%
A/A2
Americas
51%
Asia
24%
Europe
25%
($ millions, FY15)
Moving forward

Versum Materials / Form 10

Moving forward
Versum Materials
A portfolio of world class businesses
8
•
Leading positions in attractive niche markets with favorable industry structures -
#1 or #2 in majority of target markets
•
Sustainable competitive advantages from long-term customer
relationships, technology & innovation leadership, and structural cost advantages with strategically located manufacturing assets
•
Secular growth trends supported by new product development &
innovation pipeline
•
Critical mass with geographic, end-market and customer diversity
•
Management team with demonstrated ability to rapidly respond to changing market dynamics focused on delivering sustainable growth
•
Performance critical products that are a small portion of customers’
product costs
Solid growth
High margins
Low capital
intensity
Strong free
cash flow
Sales:
$2,096
Adj EBITDA*:$534
Margin:
25.5%
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation
Sales by business segment and destination
Electronic
Materials
48%
Performance
Materials
52%
Americas
40%
Asia
43%
Europe
17%

Moving forward
Electronic Materials
A portfolio of world class businesses
9
•
Integrated provider of specialty materials for
the high-growth electronics industry, primarily
the semiconductor market
•
Customers -
Top 3 are 45% of segment sales,
Top 20 are 85% of segment sales
•
Almost 2000 employees, over 250 customers,
13 production facilities and 5 R&D facilities
Americas
30%
Asia
61%
Europe
9%
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation
Sales:
$1,009
Adj
EBITDA*:$324
Margin:
32.1%
Sales by business unit and destination
Solid growth
High margins
Low capital
intensity
Strong free
cash flow
Delivery
Systems
26%
Advanced
Materials
35%
Process
Materials
39%

Moving forward
Performance Materials
A portfolio of world class businesses
10
Americas
50%
Asia
26%
Europe
24%
Specialty
Additives
28%
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation
•
Focused on the $10 billion high value additives end
of the broader $150 billion materials space
•
Key
End
Markets
–
Coatings,
construction,
automotive,
consumer goods, cleaners, adhesives & cosmetics
•
Diversified
customer
base
-
top
twenty
customers
account for 40% of segment sales
•
About 1100 employees, over 800 customers, 11
production facilities and 7 R&D facilities
Sales:
$1,078
Adj
EBITDA*:$242
Margin:
22.4%
Sales by business unit and destination
Solid growth
High margins
Low capital
intensity
Strong free
cash flow
Polyurethane
Additives
32%
Curing
Agents
40%

Moving forward
“Materials Technologies Segment”
•
As previously reported by Air Products with MT as a segment within Air Products, not full financial statements
“Versum Audited Carve-out Financials”
•
Full financial statements, provided in the “Financial Statements” section of the current
Form 10 draft
•
Primary adjustments relative to MT Segment include;
-
Allocation of about $30 million of corporate expenses (Corporate segment)
•
Depreciation within that allocation now treated as a cash cost ($8 million)
-
Addition of non-core services to third parties adjacent to our operating sites ($9 million
sales
–
Corporate
segment)
-
GAAP
restructuring
and
cost
reduction
charges
–
actions
taken
to
restructure
the
organization and reposition the business
-
Assessment of tax expense for the standalone business
-
$75 million of environmental balance sheet liability for legacy chemicals sites
“Versum Unaudited Pro-forma Combined Financial Statements”
•
Will be provided in future Form 10 updates
•
Expected adjustments relative to Versum Carve-out include;
-
Capitalization
–
New
third
party
debt,
financing
costs
and
interest
expense
-
Business
separation
agreements
–
Transition
service
agreements
(TSA)
for
interim
Versum support such as IT, tax, accounting, treasury and legal expenses
-
Pension
obligations
–
Likely
to
include
certain
limited
assets
and
obligations
associated with some employees
-
Income
taxes
–
will
reflect
the
pro-forma
adjustments
above
11
Three Financial Reports

Moving forward
•
Versum Carve-out Form 10 Financials includes;
-
Allocation of about $30 million of corporate expenses
(Corporate segment)
•
Depreciation within that allocation now treated as a cash cost
($8 million)
-
Addition of non-core services to third parties adjacent to our operating
sites
($9
million
sales
–
Corporate
segment)
•
Materials Technologies Segment as reported in prior APD
disclosure
12
Versum vs Materials Technologies
*non-GAAP measures -
see appendix for reconciliation
FY15
Versum
MT
Delta
Sales
$
2,096
$
2,087
$
9
Adj
Operating Income*
$
447
$
477
$
(30)
Op Margin
21.3%
22.8%
-150bp
D&A
$
85
$
93
$
(8)
Adj
EBITDA*
$
534
$
572
$
(38)
EBITDA Margin
25.5%
27.4%
-190bp

Moving forward
$339
$437
$534
18.1%
21.1%
25.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
$-
$100
$200
$300
$400
$500
$600
FY13
FY14
FY15
Adj EBITDA*
EBITDA Margin
Versum Carve-out -
Form 10
FY15 improvement driven by improved pricing/mix, higher
volumes and lower costs offsetting unfavorable currency
13
FY13
FY14
FY15
Sales
$
1,879
$
2,075
$
2,096
Adj
Operating Income*
$
248
$
349
$
447
Op Margin
13.2%
16.8%
21.3%
Adj
EBITDA*
$
339
$
437
$
534
EBITDA Margin
18.1%
21.1%
25.5%
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation

Moving forward
Significant Cash Generation
14
Note
•
Adj
EBITDA
=
FY15
Versum
Carve-out,
non-GAAP
–
see
appendix
for
reconciliation
•
Est. Interest = assumes $2.5 billion debt at 6%
•
Est. Cash Taxes estimated at $85 million
•
Est. Maint
Capex = 1.5% of sales, as disclosed in Form 10
•
Est. Growth Capex = approx. $70 total capex average for last three years, as shown in Form 10, minus Maint capex
($ million)
Adj EBITDA
$534
Est. Interest
(150)
Est. Cash Taxes
(85)
Est. Maint Capex
(30)
Est. Distributable
Cash Flow
$270
Est. Growth Capex
(40)
Est. Free Cash Flow (before divs)
$230

Moving forward
$171
$246
$324
20.0%
26.1%
32.1%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
$-
$50
$100
$150
$200
$250
$300
$350
FY13
FY14
FY15
Adj EBITDA*
EBITDA Margin
Electronic Materials
FY15 improvement driven by improved pricing/mix,
higher volumes and lower costs offsetting unfavorable currency
15
EM
FY13
FY14
FY15
Sales
$
853
$
943
$
1,009
Adj
Operating Income*
$
106
$
185
$
266
Op Margin
12.5%
19.6%
26.3%
Adj
EBITDA*
$
171
$
246
$
324
EBITDA Margin
20.0%
26.1%
32.1%
Total Assets
$
1,010
$
990
$
860
Ol
/ Assets
10.5%
18.7%
30.9%
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation

Moving forward
Performance Materials
FY15 improvement driven by improved pricing/mix, lower costs and higher volumes offsetting unfavorable currency
16
•
FY15
Versum
Carve-out
–
as
reported
in
Form
10
•
*non-GAAP
measures
-
see
appendix
for
reconciliation
$203
$224
$242
19.9%
20.0%
22.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
$-
$50
$100
$150
$200
$250
$300
FY13
FY14
FY15
Adj EBITDA*
EBITDA Margin
PM
FY13
FY14
FY15
Sales
$
1,017
$
1,123
$
1,078
Adj
Operating Income*
$
176
$
197
$
214
Op Margin
17.3%
17.6%
19.8%
Adj
EBITDA*
$
203
$
224
$
242
EBITDA Margin
19.9%
20.0%
22.4%
Total Assets
$
758
$
769
$
815
Ol
/ Assets
23.2%
25.7%
30.9%

Moving forward
•
Corporate Segment -
Administrative costs that have been
allocated to us as an estimate of the costs associated with
operating a public company, non-core operating activities such as remediation of historical environmental sites, foreign exchange gains and losses, certain services to third parties adjacent to our operating sites, and other income and expense that cannot be directly associated with business segments. Assets in the
Corporate segment include cash and deferred tax assets.
•
Environmental –
Legacy chemical sites
-
Sept 30, 2015 accrual of $75 million primarily for Pace,
Piedmont, Paulsboro & Pasadena sites, potential range of
exposure $74 -
$87 million.
•
Pension –
more detail available in future Form 10 updates, but we
would expect that Air Products will maintain the defined benefit liabilities
for
both
Air
Products
and
Versum
employees
in
most
countries.  We would expect Versum
will offer a defined
contribution pension plan in most countries.
•
R&D –
about 3.3% of sales
17
Additional Items -
#1

Moving forward
•
Capex
-
Averaged $70 million over last three years ($100 FY15, $59 FY14, $49
FY13). The FY15 increase was primarily due to spending for new production capacity for the Performance Materials segment.
-
For fiscal 2017, we expect capital spending to be lower due to the completion of these facilities.
•
Restructuring Charges
-
FY15 = $34.8. Severance and other benefits totaled $27.6 related to the elimination of approx. 330 positions. Asset actions totaled $7.2 related primarily to the exit of a product line.
-
FY14 = $2.0 for severance and other benefits relating to the elimination of certain positions.
-
FY13 = $137.4 reflecting actions taken to better align our cost structure with current market conditions, primarily in the Electronic Materials segment.
•
Distribution
Ratio
–
Expected
to
be
one
share
of
Versum
common
stock
for
each share of APD
•
Air Products / Versum
Relationship
-
Transition
Services
Agreements
–
more
detail
available
in
future
Form
10
updates
18
Additional Items -
#2

Moving forward
Leadership
Seifollah
Ghasemi
Director and non-executive Chairman
Guillermo Novo
President and Chief Executive Officer
and Director
George Bitto
Senior Vice President and
Chief Financial Officer
Patrick F. Loughlin
Senior Vice President Operations and
Supply Chain
Michael W. Valente
Senior Vice President Law and
Human Resources, General Counsel,
and Secretary
19

Appendix Slides

Moving forward
Appendix:  Non GAAP Operating Income and EBITDA Metrics
21
$MM
Current Air
Materials
Air Products,
Products
Technologies
ex MT *
FY13
FY14
FY15
Operating Income/Margin
GAAP Measure
Sales
9,894.9
2,087.1
7,807.8
1,879.0
2,075.3
2,096.4
Operating Income
1,699.1
476.7
1,222.4
110.2
346.9
412.1
Operating Margin
17.2%
22.8%
15.7%
5.9%
16.7%
19.7%
Non GAAP Adjustments
Business restructuring/cost reduction actions
207.7
0.0
0.0
137.4
2.0
34.8
Pension Settlement Loss
21.2
0.0
0.0
0.0
0.0
0.0
Gain on previously held equity interest
(17.9)
0.0
0.0
0.0
0.0
0.0
Business Separation costs
7.5
0.0
0.0
0.0
0.0
0.0
Gain on land sales
(33.6)
0.0
0.0
0.0
0.0
0.0
    Total Non GAAP Adjustments
184.9
0.0
0.0
137.4
2.0
34.8
Non GAAP Measure
Operating Income - Non GAAP
1,884.0
476.7
1,407.3
247.6
348.9
446.9
Operating Margin - Non GAAP
19.0%
22.8%
18.0%
13.2%
16.8%
21.3%
Current Air
Materials
Air Products,
Adjusted EBITDA
Products
Technologies
ex MT
FY13
FY14
FY15
FY13
FY14
FY15
FY13
FY14
FY15
   Operating Income - Non GAAP
1,884.0
476.7
1,407.3
247.6
348.9
446.9
106.3
184.7
265.8
175.7
197.4
213.9
   Add: Depreciation and amortization
936.4
92.8
843.6
88.8
86.0
84.5
62.2
59.3
57.5
26.1
26.1
26.4
   Add Equity Affiliates' Income
154.5
2.2
152.3
2.8
2.5
2.2
2.0
1.7
1.0
0.8
0.8
1.2
Adjusted EBITDA
2,974.9
571.7
2,403.2
339.2
437.4
533.6
170.5
245.7
324.3
202.6
224.3
241.5
  Sales
9,894.9
2,087.1
7,807.8
1,879.0
2,075.3
2,096.4
852.8
942.5
1,009.3
1,017.4
1,123.2
1,077.7
Adjusted EBITDA Margin
30.1%
27.4%
30.8%
18.1%
21.1%
25.5%
20.0%
26.1%
32.1%
19.9%
20.0%
22.4%
* Air Products ex. MT does not necessarily reflect how Air Products historical results will be presented subsequent to the separation
Electronic Materials
Performance Materials
FY15
Versum
FY15
Versum

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